UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event          April 30, 2007 (April 26, 2007)
                 reported)                       -------------------------------


                              L. B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-10436                 25-1324733
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)


415 Holiday Drive, Pittsburgh, Pennsylvania                        15220
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (412) 928-3417
                                                       -------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01

On April 26, 2007, Registrant executed an amendment, effective April 24, 2007, to its sublease with American Cast Iron Pipe Company ("ACIPCO") which extended the term of the sublease to July 31, 2017. The amendment is attached hereto and incorporated herein by reference.

Registrant utilizes these 32 acres of subleased property, located in Birmingham, Alabama, to coat pipe for ACIPCO.

Item 9.01

(d) Exhibits

10.19.2 Amendment dated April 24, 2007 to Sublease between Registrant and American Cast Iron Pipe Company for pipe coating facility Birmingham, Alabama.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
                                          -------------------
                                          (Registrant)


Date: April 30, 2007
      --------------
                                          /s/ David J. Russo
                                          ------------------
                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

EXHIBIT INDEX
-------------

Exhibit Number                              Description
--------------                              -----------

10.19.2 Amendment dated April 24, 2007 to Sublease between Registrant and American Cast Iron Pipe Company for pipe coating facility Birmingham, Alabama.